EXHIBIT 23.2

The Board of Directors
TALX Corporation:

         We consent to the use of our report included herein by reference.

                                        /s/ KPMG Peat Marwick LLP
                                        KPMG Peat Marwick LLP

St. Louis, Missouri
October 22, 1996